Pioneer Strategic Income Fund
Class A Shares (PSRAX)	Class B Shares (PSRBX)	Class C Shares (PSRCX)
Class K Shares (STRKX)	Class R Shares (STIRX)	Class Y Shares (STRYX)
Class Z Shares (STIZX)
Summary Prospectus	February 1, 2014

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information and other information about the fund online at http://us.pioneerinvestments.com/misc/prospectus.jsp. You also can obtain this information at no cost by calling 1-800-225-6292 or by sending an email request to askpioneer@pioneerinvestments.com. The fund’s current prospectus and statement of additional information, dated February 1, 2014, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders dated September 30, 2013, are incorporated by reference into this summary prospectus.
Investment objective
A high level of current income.
Fees and expenses of the fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $100,000 in Class A shares of the Pioneer funds. More information about these and other discounts is available from your investment professional and in the “Sales charges” section of the prospectus beginning on page 51 and the “Sales charges” section of the statement of additional information beginning on page 64.

Summary Prospectus
Shareowner fees
(fees paid directly from your investment)	Class A	Class B	Class C	Class K	Class R	Class Y	Class Z
Maximum sales charge (load) when you buy shares (as a percentage of offering price)	4.50%	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of offering price or the amount you receive when you sell shares, whichever is less)	None	4%	1%	None	None	None	None
Annual fund operating expenses
(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C	Class K	Class R	Class Y	Class Z
Management Fees	0.56%	0.56%	0.56%	0.56%	0.56%	0.56%	0.56%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%	0.50%	0.00%	0.00%
Other Expenses	0.21%	0.30%	0.16%	0.07%	0.28%	0.18%	0.24%
Total Annual Fund Operating Expenses	1.02%	1.86%	1.72%	0.63%	1.34%	0.74%	0.80%

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods shown and then, except as indicated, redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the fund's total annual operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	If you redeem your shares				If you do not redeem your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class A	$549	$760	$988	$1,642	$549	$760	$988	$1,642
Class B	589	885	1,106	1,960	189	585	1,006	1,960
Class C	275	542	933	2,030	175	542	933	2,030
Class K	64	202	351	786	64	202	351	786
Class R	136	425	734	1,613	136	425	734	1,613
Class Y	76	237	411	918	76	237	411	918
Class Z	82	255	444	990	82	255	444	990
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 34% of the average value of its portfolio.
Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities. Derivative investments that provide exposure to debt securities or have similar economic characteristics may be used to satisfy the fund’s 80% policy. The fund has the flexibility to invest in a broad range of issuers and segments of the debt securities markets. The fund's investment adviser allocates the fund's investments among the following three segments of the debt markets:

Summary Prospectus
•	Below investment grade (high yield or “junk bond”) securities of U.S. and non-U.S. issuers
•	Investment grade securities of U.S. issuers
•	Investment grade securities of non-U.S. issuers
The adviser’s allocations among the segments of the debt markets depend upon its outlook for economic, interest rate and political trends. At any given time, the fund may have a substantial amount of its assets in any one of such segments. The fund may invest in securities of issuers in any market capitalization range, industry or market sector.
The fund invests primarily in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or non-U.S. governmental entities; debt securities of U.S. and non-U.S. corporate issuers (including convertible debt); and mortgage-related securities, including “sub-prime” mortgages, and asset-backed securities.
The fund invests in securities with a broad range of maturities and maintains an average portfolio maturity which varies based upon the judgment of the fund's investment adviser. The fund's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The fund's investments may include instruments that allow for balloon payments or negative amortization payments.
Depending upon the adviser’s allocation among market segments, up to 70% of the fund's total assets may be in debt securities rated below investment grade at the time of purchase or determined to be of equivalent quality by the adviser. Up to 20% of the fund's total assets may be invested in debt securities rated below CCC by Standard & Poor's Financial Services LLC or the equivalent by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by the adviser. The fund’s investments in debt securities rated below investment grade may include securities that are in default. The fund may invest in subordinated debt securities, event-linked bonds and other insurance-linked securities, and municipal securities. The fund may also invest in Treasury Inflation Protected Securities (“TIPS”) and other inflation-linked debt securities.

Up to 85% of the fund's total assets may be in debt securities of non-U.S. corporate and governmental issuers, including debt securities of corporate and governmental issuers in emerging markets.
The fund may invest up to 20% of its total assets in equity securities, including common stocks, preferred stocks, rights, warrants, depositary receipts, exchange-traded funds (ETFs) that invest primarily in equity securities and equity interests in real estate trusts (REITs).
The fund may, but is not required to, use derivatives, such as credit default swaps, forward foreign currency exchange contracts, and bond and interest rate futures. The fund may use derivatives for a variety of purposes, including: in an attempt to hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the fund's return as a non-hedging strategy that may be considered speculative; and to manage portfolio characteristics. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund also may hold cash or other short-term investments.
The adviser considers both broad economic and issuer specific factors in selecting investments. In assessing the appropriate maturity, rating, sector and country weightings of the portfolio, the adviser considers a variety of factors that are expected to influence economic activity and interest rates. The adviser selects individual securities to buy and sell based upon such factors as a security’s yield, liquidity and rating, an assessment of credit quality, and sector and issuer diversification.
Principal risks of investing in the fund
You could lose money on your investment in the fund. As with any mutual fund, there is no guarantee that the fund will achieve its objective.
Market risk. The values of securities held by the fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. High public debt in the U.S. and other countries creates ongoing and systemic market risks and

Summary Prospectus
policymaking uncertainty. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities of issuers worldwide. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts, and many other issuers have faced difficulties obtaining credit. These market conditions may continue, worsen or spread, including in the U.S., Europe and beyond. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that these efforts are not succeeding could negatively affect financial markets generally as well as the value and liquidity of certain securities. Whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the fund’s investments may be negatively affected. In addition, policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. The fund may experience a substantial or complete loss on any individual security or derivative position.
High yield or “junk” bond risk. Debt securities that are below investment grade, called “junk bonds,” are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments. These risks are more pronounced for securities that are already in default.
Interest rate risk. Interest rates may go up, causing the value of the fund's investments to decline (this risk generally will be greater for securities with longer maturities or durations). Interest rates in the U.S. recently have been historically low and may be expected to go back up.
The values of securities with floating interest rates generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as prevailing interest rates. In addition, rising interest rates can also lead to increased default rates, as issuers of floating rate securities find themselves faced with higher payments. Unlike fixed rate securities, floating rate securities generally will not increase in value if interest rates decline. Changes in interest rates also will affect the amount of interest income the fund earns on its floating rate investments. Unlike fixed rate securities, when prevailing interest rates decrease, the interest rate payable on floating rate investments will decrease.
Credit risk. If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will decline. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality.
Prepayment or call risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The fund also may lose any premium it paid on the security.
Extension risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security.
Liquidity risk. Some securities and derivatives held by the fund may be impossible or difficult to sell or unwind, particularly during times of market turmoil. Illiquid securities and derivatives also may be difficult to value. If the fund is forced to sell an illiquid asset or unwind a derivatives position to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.
Portfolio selection risk. The adviser’s judgment about the quality, relative yield, relative value or market trends affecting a particular sector or region, market segment, security or about interest rates generally may prove to be incorrect.
U.S. government agency obligations risk. The fund invests in obligations issued by agencies and instrumentalities of the U.S. government. Government-sponsored entities such as Federal National

Summary Prospectus
Mortgage Association (Fannie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLBs), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government. Such debt and mortgage-backed securities are subject to the risk of default on the payment of interest and/or principal, similar to debt of private issuers. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government-sponsored entities in the future.
Mortgage-related and asset-backed securities risk. The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. These securities are also subject to prepayment and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default. The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Risks of instruments that allow for balloon payments or negative amortization payments. Certain debt instruments allow for balloon payments or negative amortization payments. Such instruments permit the borrower to avoid paying currently a portion of the interest accruing on the instrument. While these features make the debt instrument more affordable to the borrower in the near term, they increase the risk that the borrower will be unable to make the resulting higher payment or payments that become due at the maturity of the loan.
Risks of subordinated securities. A holder of securities that are subordinated or “junior” to more senior securities of an issuer is entitled to payment after holders of more senior securities of the issuer.

Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.
Risks of non-U.S. investments. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the fund invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, extreme price volatility, currency risks, changes in economic, political, regulatory and social conditions, sustained economic downturns, financial instability, tax burdens, and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers.
Currency risk. Because the fund may invest in non-U.S. currencies, securities denominated in non-U.S. currencies, and other currency-related investments, the fund is subject to currency risk, meaning that the fund could experience losses based on changes in the exchange rate between non-U.S. currencies and the U.S. dollar or as a result of currency conversion costs. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.
Forward foreign currency transactions risk. To the extent that the fund enters into forward foreign currency transactions, it may not fully benefit from or may lose money on the transactions if changes in currency rates do not occur as anticipated or do not correspond accurately to changes in the value of the fund's holdings, or if the counterparty defaults. Such transactions may also prevent the fund from realizing profits on favorable movements in exchange rates. Risk of counterparty default is greater for counterparties located in emerging markets. The fund's ability to use

Summary Prospectus
forward foreign currency transactions successfully depends on a number of factors, including the forward foreign currency transactions being available at prices that are not too costly, the availability of liquid markets, and the adviser’s judgment regarding the direction of changes in currency exchange rates.
Equity securities risk. Equity securities represent an ownership interest in an issuer, rank junior in a company's capital structure to debt securities and consequently may entail greater risk of loss than debt securities. Equity securities are subject to the risk that stock prices may rise and fall in periodic cycles and may perform poorly relative to other investments. This risk may be greater in the short term.
Market segment risk. To the extent the fund emphasizes, from time to time, investments in a market segment, the fund will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation than a fund without the same focus.
Municipal securities risk. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In recent periods, an increasing number of municipal issuers in the United States have defaulted on obligations and commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. To the extent the fund invests significantly in a single state or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, the fund will be more susceptible to associated risks and developments.
Risks of investing in event-linked bonds. The return of principal and the payment of interest on “event-linked” bonds are contingent on the non-occurrence of a pre-defined “trigger” event, such as a hurricane or an earthquake of a specific magnitude or other event that leads to physical or economic loss. If a trigger event, as defined within the terms of an event-linked bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified, the fund may lose a portion or all of its accrued interest and/or principal invested in the event-linked bond. In addition to the specified trigger events, event-linked bonds may expose the fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
Risks of investing in floating rate loans. Floating rate loans and similar investments may be illiquid or less liquid than other investments. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices. Any secondary market may be subject to irregular trading activity and extended trade settlement periods.
Risks of investing in inverse floating rate obligations. The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.
Inflation-linked securities risk. The principal or interest of inflation-linked securities such as TIPS is adjusted periodically to a specified rate of inflation. The inflation index used may not accurately measure the real rate of inflation. Inflation-linked securities may lose value or interest payments on such securities may decline in the event that the actual rate of inflation is different than the rate of the inflation index, and losses may exceed those experienced by other debt securities with similar durations. The values of inflation-linked securities may not be directly correlated to changes in interest rates, for example if interest rates rise for reasons other than inflation.
Derivatives risk. Using swaps, futures and other derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives may increase the volatility of

Summary Prospectus
the fund's net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the fund. Some derivatives have the potential for unlimited loss, regardless of the size of the fund’s initial investment. Changes in a derivative’s value may not correlate well with the referenced asset or metric. The fund also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. New regulations are changing the derivatives markets. The regulations may make using derivatives more costly, may limit their availability, or may otherwise adversely affect their value or performance. For derivatives that are required to be traded through a clearinghouse or exchange, the fund also will be exposed to the credit risk of the clearinghouse and the broker that submits trades for the fund. It is possible that certain derivatives that are required to be cleared, such as certain swap contracts, will not be accepted for clearing. In addition, regulated trading facilities for swap contracts are relatively new; they may not function as intended, which could impair the ability to enter into swap contracts. The extent and impact of the new regulations are not yet fully known and may not be for some time.
Risks of zero coupon bonds, payment in kind, deferred and contingent payment securities. These securities may be more speculative and may fluctuate more in value than securities which pay income periodically and in cash. In addition, although the fund receives no periodic cash payments on such securities, the fund is deemed for tax purposes to receive income from such securities, which applicable tax rules require the fund to distribute to shareholders. Such distributions may be taxable when distributed to shareholders.
Repurchase agreement risk. In the event that the other party to a repurchase agreement defaults on its obligations, the fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. In addition, if the fund is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
Credit default swap risk. Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to the fund. Credit default swaps may in some cases be illiquid, and they increase credit risk since the fund has exposure to the issuer of the referenced obligation and either the counterparty to the credit default swap or, if it is a cleared transaction, the brokerage firm through which the trade was cleared and the clearing organization that is the counterparty to that trade. In addition, for cleared trades, the brokerage firm would impose margin requirements and would be able to require termination of those trades in certain circumstances. Certain credit default swaps will be required to be traded on a regulated execution facility or contract market that makes them available for trading. The transition to trading these swaps on such a facility or contract market may not result in swaps being easier to trade or value and may present certain execution risks if such a facility or contract market does not operate properly. Swaps may be difficult to unwind or terminate. Certain index-based credit default swaps are structured in tranches, whereby junior tranches assume greater default risk than senior tranches. Once fully implemented, new regulations may make swaps more costly, may limit their availability, or may otherwise adversely affect the value or performance of these instruments. The extent and impact of these regulations are not yet fully known and may not be for some time.
Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued the security or had used a different valuation methodology.
Leveraging risk. The value of your investment may be more volatile and other risks tend to be compounded if the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the fund's underlying assets or creates investment risk with respect to a larger pool of assets than the fund would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

Summary Prospectus
Expense risk. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
Please note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals.
An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The fund's past performance
The bar chart and table indicate the risks and volatility of an investment in the fund by showing how the fund has performed in the past. The bar chart shows changes in the performance of the fund's Class A shares from calendar year to calendar year. The table shows the average annual total returns for each class of the fund over time and compares these returns to the returns of the Barclays Capital U.S. Universal Index, a broad-based measure of market performance that has characteristics relevant to the fund’s investment strategies. You can obtain updated performance information by visiting https://us.pioneerinvestments.com/performance or by calling 1-800-225-6292.
The fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.
The bar chart does not reflect any sales charge you may pay when you buy fund shares. If this amount was reflected, returns would be less than those shown.

Annual return Class A shares (%)
(Year ended December 31)

For the period covered by the bar chart:
The highest calendar quarterly return was 12.93% (04/01/2009 to 06/30/2009).
The lowest calendar quarterly return was –9.02% % (10/01/2008 to 12/31/2008).

Summary Prospectus
Average annual total return (%)
(for periods ended December 31, 2013)
	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class A					04/15/99
Return before taxes	-3.05	10.14	6.26	7.00
Return after taxes on distributions	-5.18	7.97	4.02	4.53
Return after taxes on distributions and sale of shares	-1.48	7.17	4.01	4.45
Class B	-3.17	10.30	5.92	6.52	04/15/99
Class C†	0.82	10.42	6.00	6.57	04/15/99
Class K	1.88	N/A	N/A	2.07	12/20/12
Class R	1.13	10.85	6.49	7.34	04/01/03
Class Y	1.81	11.52	N/A	7.20	09/09/04
Class Z	1.73	11.41	N/A	7.58	07/06/07
Barclays Capital U.S. Universal Index (reflects no deduction for fees, expenses or taxes)	-1.35	5.41	4.85	5.58	04/15/99
†	The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
After-tax returns are shown only for Class A shares. After-tax returns for Class B, Class C, Class K, Class R, Class Y and Class Z shares shares will vary.

Management
Investment adviser	Pioneer Investment Management, Inc.
Portfolio management	Kenneth J. Taubes. Executive Vice President and Head of Portfolio Management, U.S. of Pioneer (portfolio manager of the fund since 1999), Andrew Feltus, Senior Vice President of Pioneer (portfolio manager of the fund since 2012), and Charles Melchreit, Senior Vice President of Pioneer (portfolio manager of the fund since 2012).
Purchase and sale of fund shares
You may purchase, exchange or sell (redeem) shares each day the New York Stock Exchange is open through your financial intermediary or, for accounts held directly with the fund, by contacting the fund’s transfer agent in writing or by telephone (Pioneer Investment Management Shareholder Services, Inc., P.O. Box 55014, Boston, MA 02205-5014, tel. 1-800-225-6292).
Your initial investment for Class A or Class C shares must be at least $1,000. Additional investments must be at least $100 for Class A shares and $500 for Class C shares. The initial investment for Class K shares must be at least $5 million. The initial investment for Class Y shares must be at least $5 million. This amount may be invested in one or more of the Pioneer mutual funds that currently offer Class Y shares. There is no minimum additional investment amount for Class K or Class Y shares. There is no minimum investment amount for Class R or Class Z shares. Effective December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except for reinvestment of dividends and/or capital gains distributions and exchanges for Class B shares of other Pioneer funds.
Tax information
The fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains.
Payments to broker-dealers and other financial intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments create a

Summary Prospectus
conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or investment professional to recommend the fund over another investment. Ask your salesperson or investment professional or visit your financial intermediary’s website for more information.

Notes

23466-05-0214